EXHIBIT 24


                                                     POWER OF ATTORNEY

                                   EXHIBIT 24


                                POWER OF ATTORNEY


Each person whose signature appears below hereby authorizes Terry L. Robinson or Thomas F. Malloy and either of them as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Registration Statement on Form S-8 and all amendments and/or supplements to this Registration Statement on Form S-8.

Signature                                             Title                                 Date
---------                                             -----                                 ----
                                                      Director                           May 28, 2002
-----------------------------------------------------
Thomas N. Gavin


 /s/ David B. Gaw                                     Director                           May 28, 2002
-----------------------------------------------------
David B. Gaw


                                                      Director                           May 28, 2002
-----------------------------------------------------
Fred J. Hearn Jr.

 /s/ Conrad W. Hewitt                                 Director                           May 28, 2002
-----------------------------------------------------
Conrad W. Hewitt

/s/ Harlan R. Kurtz                                   Director                           May 28, 2002
-----------------------------------------------------
Harlan R. Kurtz


/s/ Richard S. Long                                   Director                           May 28, 2002
-----------------------------------------------------
Richard S. Long


 /s/ Thomas H. Lowenstein                             Director                           May 28, 2002
-----------------------------------------------------
Thomas H. Lowenstein

 /s/ Thomas F. Malloy                                 Director and                       May 28, 2002
----------------------------------------------------- Chairman of the Board
Thomas F. Malloy


 /s/ Terry L. Robinson                                President, Chief                   May 28, 2002
----------------------------------------------------- Executive Officer and Director
Terry L. Robinson                                     (Principal Executive Officer)


 /s/ James E. Tidgewell                               Director                           May 28, 2002
-----------------------------------------------------
James E. Tidgewell

 /s/ Lee-Ann Cimino                                  Sr. Vice President                  May 28, 2002
---------------------------------------------------- Chief Financial Officer
Lee-Ann Cimino                                       (Principal Financial Officer)


                                      -10-